================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)    November 5, 2001
                                                       (November 5, 2001)



                               GLOBAL MARINE INC.
               (Exact name of registrant as specified in charter)



           Delaware                        1-5471               95-1849298
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)



777 N. Eldridge Parkway,  Houston, Texas                  77079-4493
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (281) 596-5100

================================================================================

ITEM 5.  OTHER EVENTS

On November 5, 2001, Global Marine Inc. issued a news release announcing two long-term drilling contracts offshore West Africa. The news release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

          99.1 Global Marine Inc. News Release dated November 5, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         GLOBAL MARINE INC.



Date: November 5, 2001        By:  /s/ Michael R. Dawson
                                 ---------------------------------------
                                 Michael R. Dawson
                                 Vice President, Investor Relations and
                                 Corporate Communications

                               INDEX TO EXHIBITS

Exhibit
Number          Description
------          -----------

  99.1         Global Marine Inc. News Release dated November 5, 2001.